Exhibit 32

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Chartwell International Inc. (the "Company") on Form 10-KSB/A-1 for the period ended July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Date:  December 13, 2005
                                        /s/ Imre Eszenyi
                                        ---------------------------------------
                                        Name:  Imre Eszenyi
                                        Title: Acting President and Chairman
                                               (Principal Executive Officer)

                                        /s/ Imre Eszenyi
                                        ---------------------------------------
                                        Name:  Imre Eszenyi
                                        Title: Acting President and Chairman
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)